SECTION 906 CERTIFICATION
GREAT BASIN GOLD LTD.
(the "Company")

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, do hereby certify, to such officer's knowledge, that:

  the Annual Report on Form 20-F for the year ended December 31, 2003 of the Company fullycomplies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934,and

  the information contained in the Form 20-F fairly presents, in all material respects, the financialcondition and results of operations of the Company.
Date: June 29, 2004	Date: June 29, 2004

/s/ Ronald W. Thiessen	/s/ Jeffrey R. Mason

Ronald W. Thiessen	Jeffrey R. Mason
Director and Chief Executive Officer	Director, Chief Financial Officer, and Secretary